SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2018

AMERICAN CANNABIS COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	Commission File Number 000-26108	94-2901715 (I.R.S. Employer Identification Number)

5690 Logan St # A, Denver, Colorado 80216

(Address of Principal Executive Offices and Zip Code)

(303) 974-4770

(Issuer's telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2018, director Vincent “Tripp” Keber tendered his resignation from the registrant’s Board of Directors. Mr. Keber did not hold any positions on any committee of the board of directors at the time of his resignation.

Mr. Keber’s resignation was not because of a disagreement with the registrant, known to an executive officer of the registrant, as defined in 17 CFR 240.3b-7, on any matter relating to the registrant’s operations, policies or practices.

Section 9 - Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

Exhibit Index:

Exhibit Number Description

EX – 17.1 Letter dated January 22, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated January 25, 2018

AMERICAN CANNABIS COMPANY, INC.

By: /s/ Terry Buffalo

Terry Buffalo

Principal Executive Officer